Rule 497(e)

File No. 333-207937

Amplify ETF Trust
(the “Trust”)

Amplify Bloomberg U.S. Treasury 12% Premium Income ETF

(the “Fund”)

November 13, 2025

Supplement To the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information
Dated February 19, 2025

IMPORTANT NOTICE REGARDING CHANGES IN THE FUND’S NAME

On November 12, 2025, the Board of Trustees of the Trust considered and approved a change to the name of the Fund. Effective on or about November 24, 2025, the Fund’s name will change to the “Amplify TLT U.S. Treasury 12% Option Income ETF.”

The changes will not affect the Fund’s investment objective or principal investment strategy, and the Fund’s ticker will not change.

Please Retain This Supplement for Future Reference.